Exhibit 99.2


                          DALIAN HUIMING INDUSTRY LTD.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2008

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1

Balance Sheet                                                                F-2

Statement of Income                                                          F-3

Statement of Cash Flows                                                      F-4

Statement of Stockholders'  Equity                                           F-5

Notes to Financial Statements                                         F-6 - F-14

MORGENSTERN, SVOBODA & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

             Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Dalian Huiming Industry Ltd.

We have reviewed the accompanying balance sheet of Dalian Huiming Industry Ltd. as of September 30, 2008, and the statement of income for the nine months then ended, and the statement of cash flows and shareholders' equity for the nine months then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Morgenstern, Svoboda & Baer CPA's P.C.
Certified Public Accountants

New York, N.Y.
October 31, 2008

                          DALIAN HUIMING INDUSTRY LTD.
                            BALANCE SHEET (UNAUDITED)
                            AS OF SEPTEMBER 30, 2008

                                     ASSETS
Current Assets
Cash and cash equivalents                                            $ 3,148,940
Accounts receivable, net                                               8,806,935
Other receivable                                                           8,213
Due from related parties                                                 438,884
Inventory                                                              5,419,932
Prepaid expenses and taxes
                                                                     -----------
Total Current Assets                                                  17,822,904

Property & equipment, net                                                  4,061
                                                                     -----------

Total Assets                                                         $17,826,965
                                                                     ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable                                                        $ 1,173,313
Accounts payable and accrued expenses                                  3,186,291
Income tax payable                                                       411,542
Due to related parties                                                 4,344,642
Other payables                                                                --
                                                                     -----------
Total Current Liabilities                                              9,115,788
                                                                     -----------

Stockholders' Equity

Registered capital                                                     1,865,040
Statutory reserve                                                        502,697
Other comprehensive income                                               808,660
Retained earnings                                                      5,534,780
                                                                     -----------
Total Stockholders' Equity                                             8,711,177
                                                                     -----------
Total Liabilities and Stockholders' Equity                           $17,826,965
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                          DALIAN HUIMING INDUSTRY LTD.
                         STATEMENT OF INCOME (UNAUDITED)
                  FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2008

Sales, net                                                         $ 33,884,929

Cost of sales                                                        29,548,411
                                                                   ------------
Gross profit                                                          4,336,518

General and administrative expenses                                     506,277
                                                                   ------------
Income from operations                                                3,830,241
                                                                   ------------

Other (Income) Expense
Interest (income)                                                       (25,511)
Interest expense                                                        136,819
Other expense                                                            30,197
                                                                   ------------
Total Other (Income) Expense                                            141,505
                                                                   ------------
Income before income taxes                                            3,688,736

Provision for income taxes                                              922,184
                                                                   ------------
Net income                                                         $  2,766,552
                                                                   ============

                        Statement of Comprehensive Income

Net income                                                         $  2,766,552
Foreign currency translation adjustment                                 479,621
                                                                   ------------
Comprehensive income                                               $  3,246,173
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                          DALIAN HUIMING INDUSTRY LTD.
                       STATEMENT OF CASH FLOWS (UNAUDITED)
                  FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2008

                                                                        2008
                                                                        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                          $ 2,766,552
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation                                                                738
Writeback of bad debts                                                  (26,467)
(Increase) / decrease in assets:
Accounts receivables                                                   (823,846)
Inventory                                                               728,890
Trade deposits                                                        1,021,864
Other receivable and advances                                            (7,936)
Due from related parties                                                 (6,773)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                                  (788,742)
Customer deposits                                                    (1,507,036)
Due to related parties                                                2,113,583
Other payables                                                         (484,646)
Income taxes payable                                                    188,327
                                                                    -----------
Total Adjustments                                                       407,956
                                                                    -----------

Net cash provided/(used) by operating activities                      3,174,508
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment                                         (3,695)
                                                                    -----------
Net cash  used by investing activities                                   (3,695)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of  notes payable, net                                       (70,855)
                                                                    -----------

Net cash  used by financing activities                                  (70,855)
                                                                    -----------

Effect of exchange rate changes on cash and cash equivalents             14,154

Net change in cash and cash equivalents                               3,114,112
Cash and cash equivalents, beginning balance                             34,828
                                                                    -----------
Cash and cash equivalents, ending balance                           $ 3,148,940
                                                                    ===========

SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                                 $   733,918
                                                                    ===========
Interest payments                                                   $   136,819
                                                                    ===========
Other non-cash transactions

Transfer of assets to related party                                 $ 1,185,475
Transfer of liabilities to related party                            $ 1,305,547
                                                                    -----------
Assumption of net liabilities by related party                      $   120,072
                                                                    ===========
   The accompanying notes are an integral part of these financial statements.

                          DALIAN HUIMING INDUSTRY LTD.
                  STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

                                                             Other                                    Total
                                            Registered   Comprehensive   Statutory     Retained    Stockholders'
                                             Capital        Income        Reserve      Earnings       Equity
Balance December 31, 2007                   $1,865,040    $  329,039    $  502,697    $2,768,228    $5,465,004

Foreign currency
translation adjustments                                      479,621                                   479,621

Transfer to statutory reserve
Net Income for nine
months ended September
30, 2008                                                                               2,766,552     2,766,552

Balance September 30, 2008                  $1,865,040    $  808,660    $  502,697    $5,534,780    $8,711,177
                                            ==========    ==========    ==========    ==========    ==========

    The accompanying notes are an integral part of these financial statements

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 1 - ORGANIZATION

Dalian Huiming Industry LTD. (the "Company") obtained its business license on July 31, 2001. It changed its registration name from Dalian F.T.Z. Huiming Trade Co., LTD on May 8, 2008. The Company is in the business of international and domestic trade in the purchase and wholesale distribution of grain, principally, corn, soybeans and wheat. As of September 30, 2008, the owners are Mr. Peng Huang (46.7%), Mr. Xinbo Huang (3.9%), and Reilong Group (49.4%).

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi, however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of September 30, 2008, the accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi ("CNY"). Such financial statements were translated into U.S. Dollars ("USD") in accordance with Statement of Financial Accounts Standards No. 52, "Foreign Currency Translation" ("SFAS No. 52"), with the CNY as the functional currency. According to SFAS No. 52, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income," as a component of shareholders' equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Risks and Uncertainties

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $0 at September 30, 2008.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of September 30, 2008, inventory consisted of finished goods valued at $5,419,932.

Property & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

                Office Equipment                         5 years

As of September 30, 2008, Property & Equipment consist of the following:

                                                      2008
                                                      ----
                   Office equipment                $    5,792
                                                   ----------

                   Accumulated depreciation            (1,731)
                                                   ----------
                                                   $    4,061
                                                   ==========

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of September 30, 2008, there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments," requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin ("SAB") 104, "Revenue Recognition." Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, "Statement of Cash Flows," cash flows from the Company's operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts. As a consequence, the Company believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information," requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109" ("FIN No. 48"). FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, treatment of interest and penalties, and disclosure of such positions. Effective January 1, 2007, the Company adopted the provisions of FIN No. 48, as required. As a result of implementing FIN No. 48, there has been no adjustment to the Company's financial statements and the adoption of FIN No. 48 did not have a material effect on the Company's financial statements for the period ending September 30, 2008.

In February, 2007, FASB issued SFAS No. 159, `The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115." This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In December, 2007, FASB issued SFAS No. 160, "Non-Controlling Interests in Consolidated Financial Statements." This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company's fiscal year beginning October 1, 2009. Management is currently evaluating the effect of this pronouncement on financial statements.

In March, 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity's financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. Management is currently evaluating the effect of this pronouncement on financial statements.

On May 8, 2008, FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles," which will provide framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. generally accepted accounting principles (GAAP) for nongovernmental entities. With the issuance of SFAS No. 162, the GAAP hierarchy for nongovernmental entities will move from auditing literature to accounting literature. The Company is currently assessing the impact of SFAS No. 162 on its financial position and results of operations.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 3- NOTES PAYABLE

The following summarizes the notes payable as of September 30, 2008:

--------------------------------------------------------------------------------
Huaxia Bank                                                           $1,173,313
--------------------------------------------------------------------------------
Term of note calls for interest at 8.964% with loan
period from 5/12/08 - 4/20/09 collateralized by
soybeans
--------------------------------------------------------------------------------
Total Short Term Notes                                                $1,173,313
--------------------------------------------------------------------------------

Note 4 - COMPENSATED ABSENCES

Regulation 45 of the local labor law of the People's Republic of China ("PRC") entitles employees to annual vacation leave after 1 year of service. In general, all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 5 - INCOME TAXES

Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") is at a statutory rate of 25%.

      The following is a reconciliation of income tax expense:

      09/30/2008                                   International       Total
                                                   --------------  -------------
      Current                                      $      922,184  $     922,184
      Deferred                                                 --             --
                                                   --------------  -------------
      Total                                        $      922,184  $     922,184
                                                   ==============  =============

Note 6 - COMMITMENTS & CONTINGENCIES

The Company has two leases for office space and office management that run from December 1, 2007 through December 31, 2008. The remaining lease obligation is $3,702. For the nine months ending September 30, 2008, rent expense was $20,399.

The Company had guarantee arrangements for one related party through a PRC bank. These guarantees extend through June 2009. The value of the sponsion at September 30, 2008 totaled $3,794,201.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 7 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public welfare fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public welfare fund reserve was limited to 50 percent of the registered capital. Effective January 1, 2006, there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of September 30, 2008, the Company had allocated $502,697 to these non-distributable reserve funds.

Note 8 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders' equity, at September 30, 2008, are as follows:

                                                                   Accumulated
                                              Foreign Currency        Other
                                                Translation       Comprehensive
                                                 Adjustment           Income
                                               =============      =============
     Balance at December 31, 2007              $     329,039      $     329,039
     Change for 2008                                 479,621            479,621
                                               -------------      -------------
     Balance at September 30, 2008             $     808,660      $     808,660
                                               =============      =============

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

Two customers accounted for more than 10% of the Company's accounts receivable and at September 30, 2008, they accounted for 48% of accounts receivable. Five vendors each accounted for more than 10% of the Company's accounts payable and at September 30, 2008, they comprised 87% of accounts payable.

Three customers accounted for more then 50% of the Company's sales for the nine months ending September 30, 2008. For the nine months ending September 30, 2008, four vendors accounted for more than 82% of purchases.

                          DALIAN HUIMING INDUSTRY LTD.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

Note 10 - RELATED PARTIES

The Company's financial statements reflect balances to related parties. At September 30, 2008, the balance due to related parties was $4,344,642. The balance due from a related party was $438,884.

In February 2008, the Company entered into an agreement to transfer certain assets totaling $1,185,475 and certain liabilities totaling $1,305,547 over to the related parties. The net effect was a net assumption of liabilities by the related parties of $120,072. As of September 30, 2008, the Company has completed this transfer.

The Company had guarantee arrangements for one related party through a PRC bank. The value of the sponsion at September 30, 2008 totaled $3,794,201. These guarantees extend through June 2009.

Note 11 - SUBSEQUENT EVENTS

On September 29, 2008, the shareholders of all of the outstanding capital stock of the Company entered into a Share Purchase Agreement with China Organic Agriculture, Inc. In consideration of an aggregate of $10,600,000, each of the shareholders will assign to China Organic Agriculture, Inc 60% of his or its shares of the Company, which in the aggregate will represent 60% of the shares then outstanding. The closing occurred on October 31, 2008.